PDL BioPharma™

# BMO Capital Markets' 10th Annual Focus on Healthcare Conference

August 2010



# Key Information

- Company: PDL BioPharma
- Ticker: PDLI (NASDAQ)
- Location: Incline Village, Nevada
- Employees: Less than 10
- 2009 Revenues: $318 million
- 2009 Expenses: $21 million
- 2009 Dividends: $0.50/share, $0.50/share, $1.67/share
- 2010 Dividends: $0.50/share on April 1st[1] and $0.50/share on October 1st[2]
- Shares O/S[3]: 119,713,977
- Avg. Daily Vol.: ~2.5 million shares

1. Record holders as of March 15th; 2. Record holders as of September 15th; 3. Not fully diluted

PDL BioPharma

# Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.

Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of our licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- Changes in foreign currency rates;
- The outcome of pending litigation, interferences or disputes; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL BioPharma

# Recent Events – Convertible Notes

# 2023 Convertible Notes

- **PDL's mission is to improve return to its stockholders through**
  - Simplifying its capital structure;
  - Taking out or further limiting the dilution associated with its two convertible notes; and
  - Improving its funding alternatives in support of its royalty acquisition strategy

- **$250 million 2.75% convertible subordinated notes due August 2023; principal balance of $116 million at June 30, 2010**
  - Repurchased $50 million in 2009 and $84 million in Q2-2010
  - Repurchases reduced EPS dilution by 21 million shares on an "as converted" basis
  - Conversion rate is 177.1594 shares / $1,000 face amount ($5.64/share)
  - Conversion price will change on September 15, 2010 to ~$5.20 per share because of the upcoming dividend payment on October 1, 2010
  - Price as of August 2 was ~ 112.6 vs. stock price of $6.22

PDL BioPharma

# 2023 Notes - Debt Exchange and Redemption

- **PDL announced today the exchange of $61.6 million of principal amount of its 2.75% subordinated convertible notes due 2023**
  - Total shares issued in the exchange were 11.1 million shares
  - Holders received 180.1594 shares of common stock per $1,000 principal or a conversion price of $5.55/share
  - Following the exchange, $54.3 million principal remains outstanding, representing 9.6 million shares on an "as converted" basis
- **PDL also announced that it has notified its trustee that it intends to redeem all remaining 2023 Notes**
  - The 2023 Notes may be put to PDL for cash or shares at the note holders option at a conversion price of $5.64
  - The redemption will be finalized on September 15, 2010

PDL BioPharma

# Debt Remaining after September 15, 2010

- **$250 million 2.00% convertible senior notes due February 2012; current principal balance of $228 million**
  - Repurchased $22 million in 2009 reducing EPS dilution by 2 million shares on an "as converted" basis
  - Conversion rate is 128.318 shares / $1,000 face amount ($7.79/share)
  - Current dilution is 29.3 million shares on an "as converted" basis
  - Price as of August 2 was ~ 97.25 vs. stock price of $6.22

- **$300 million 10.25% note; current principal balance of $250 million**
  - Approximately 40% of Genentech royalties dedicated to quarterly principal and interest payments; principal repayment fluctuates in relation to royalties received
  - Anticipated final maturity is Q3-2012; legal maturity is March 2015
  - Due to higher royalties, repaid $50 million in H1-2010 versus $43 million anticipated
  - After final maturity, securitized Genentech royalties retained by PDL
  - Distributed $200 million as special dividend of $1.67/share in December 2009

PDL BioPharma

# Overview of PDL BioPharma

# Company Overview

- PDL pioneered the humanization of monoclonal antibodies which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases

- PDL's primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements

- Licensees consist of large biotechnology and pharmaceutical companies including Roche/Genentech/ Novartis, Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai

PDL BioPharma

# Company History

| | |
|---|---|
| 1986 | • Incorporated as Protein Design Labs, Inc., a Delaware Corporation |
| 1997 | • Issuance of Queen et al. patents covering humanization of antibodies |
| 2005 | • Acquired commercial and manufacturing operations |
| 2006 | • Changed corporate name to PDL BioPharma, Inc. |
| 2008 | • In March, completed divestiture of the commercial and manufacturing operations and dividended proceeds to stockholders |
| | • In December, transferred R&D operations into wholly owned subsidiary, Facet Biotech, and dividended ownership to stockholders |
| | • In December,relocated PDL royalty operations to Incline Village Nevada |

PDL BioPharma

# Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system
- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been used incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of almost $20 billion

PDL BioPharma

# Mission

- Manage patent portfolio
- Manage license agreements
- Optimize return for shareholders

# 2009 Performance

- **PDL is a highly profitable company with revenue in 2009 of $318 million and fewer than 10 employees**

- **PDL is domiciled in the State of Nevada where there is no state corporate income tax**

- **PDL's mission is to improve shareholder return**
  - In 2009, we paid three dividends of $0.50/share in April, $0.50/share in October and $1.67/share in December totaling $2.67
  - Our goal is to pay dividends annually & we have declared two dividends of $0.50 each/share in 2010
  - We signed one new license under the Queen et al. patents in 2009 and are seeking new licenses in 2010

PDL BioPharma

# Corporate Governance

## Management

- **John McLaughlin**
  President & CEO
- **Christine Larson**
  VP & CFO
- **Christopher Stone**
  VP, General Counsel & Secretary
- **Karen Wilson**
  VP of Finance

## Board of Directors

- **Fred Frank**
  Lead Director
- **Jody Lindell**
- **John McLaughlin**
- **Paul Sandman**
- **Harold Selick**

PDL BioPharma

# Royalty Revenue

PDL BioPharma

# Royalty Revenue & Licensed Products


PDL Royalties by Product
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

PDL BioPharma

# Royalties: When Licensed Product is Made or Sold

- PDL's revenues consist of royalties generated on sales of licensed products
  - Sold before the expiration of the Queen et al. patents in 2013/14

    <u>or</u>
  - Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

## Example of Antibody Bulk Manufacturing Schedule



Purification to Concentrated Bulk/Frozen
Cell Culture
3 mos
Quality Release Testing
1mo 1mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

## Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

# Genentech/Roche Royalties *

| Product Made in US | |
|---|---|
| Net Sales up to $1.5 Billion | 3.0% |
| Net Sales Between $1.5 Billion and $2.5 Billion | 2.5% |
| Net Sales Between $2.5 Billion and $4.0 Billion | 2.0% |
| Net Sales Over $4.0 Billion | 1.0% |
| **Product Made and Sold Ex-US** | |
| All Sales | 3.0% |

** Excludes royalties for Actemra / RoActemra*

- Genentech/Roche commercialized products include Avastin, Herceptin, Lucentis and Xolair which generated $14 billion total sales in 2009
  - In 2009, only 12% of Genentech/Roche royalties were ex-US manufactured and sold products
  - In H1-2010, 24% of Genentech/Roche sales were ex-US manufactured and sold products
- Average royalty rate on all Genentech/Roche products under Genentech license was 1.7% in 2009

PDL BioPharma

# Genentech/Roche—Future Manufacturing

- Roche has begun to move some manufacturing ex-US
  - Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
    - E. coli (Lucentis) plant will be operational in late 2010
    - Currently, all Lucentis is made in US
  - Production at Penzburg (Herceptin) and Basel (Avastin) plants
- Roche says it will complete global restructuring of manufacturing in 2010



80%
70%
60%
50%
40%
30%
20%
10%
0%
47%
0%
50%
5%
49%
27%
70%
22%
70%
43%
70%
47%
4Q09
1Q10
2Q10
4Q09
1Q10
2Q10
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sale

PDL BioPharma

# Genentech/Roche - Future Royalty Products

- In December 2008, Genentech exercised options for 4 additional antigens and extended other options paying fees of $1.8 million

- Genentech can convert the exercised options into license agreements by identifying the target antigen if certain other conditions are met

- Genentech/Roche has a number of humanized antibodies in Phase 2/3
  - ***Pertuzumab***: HER2+ breast cancer - Phase 3 started in Q1-2008
  - ***Afutuzumab (GA101)***: CLL, NHL - Phase 3 started in Q4-2009
  - ***Ocrelizumab***: Relapsing remitting multiple sclerosis Phase 2b data expected 10/2010; Phase 3 go/no-go decision 12/2010
  - ***Lebrikizumab***: Phase 2 asthma, identified by Roche as possible Phase 3 in 2010 with possible filing in 2013

# Genentech / Roche – US & EU Filings

**2010**
- Avastin – mBC 2nd line
- Avastin – Ovarian Cancer 1st line EU
- Herceptin – Gastric Cancer HER2+ US
- T-DM1 – mBC HER2+ 3L (US)
- Actemra – sJIA

**2011**
- Avastin – CC Adjuvant
- Avastin + Xeloda + oxaliplatin – CC adjuvant EU
- Avastin – Ovarian Cancer 1st Line US
- Avastin – Recurrent Ovarian Cancer
- Avastin + Herceptin – mBC HER+ 1st Line
- Lucentis – Diabetic Macular Edema (US)
- Pertuzumab[1] – mBC HER2+ 1st Line

**2012**
- Avastin – BC Adjuvant HER2-
- Herceptin – Subcutaneous Formulation
- T-DM1 – mBC HER2+ 2L
- Actemra – DMARD RA H2H EU

**2013**
- Avastin – BC Adjuvant HER2+
- Avastin – BC Adj Triple Negative
- Herceptin – BC HER 2+ Adj 2 Year
- Xolair – Chronic Idiopathic Urticaria
- Actemra – Early RA
- Lebrikizumab[1] (IL-13) – Asthma
- Afutuzumab (GA101) – CLL

Legend: Avastin, Herceptin, T-DM1, Actemra, Lucentis, Xolair, Afutuzumab, Pertuzumab[1], Lebrikizumab[1]

1. Not a licensed product

PDL BioPharma

# Royalty Products – Approved

# Royalty Products - Avastin

| Licensee | Product | Status | Indications |
|---|---|---|---|
| **Roche (Genentech)** | **Avastin** | Approved<br><br><br><br><br>sBLA<br>Phase 3 | Colorectal Cancer<br>NSCLC<br>Metastatic Renal Cell<br>Glioblastoma<br>Metastatic Breast HER2- 1st Line<br>Metastatic Breast HER2- 2nd Line<br>Ovarian Cancer<br>Gastric<br>Prostate Cancer<br>Adjuvant settings |
| | Herceptin | Approved | Breast HER2+ Cancer<br>HER2+ Stomach and Gastro-Esophageal cancers |
| | | | |
| | | | |
| Ela | | | |
| Ro | | | |
| Pfi | | | |

- ✓ On July 20, 2009, based on follow-up Avastin breast cancer studies that failed to show a meaningful survival benefit, the FDA's Oncology Drugs Advisory Committee recommended that first line treatment with Avastin in combination with paclitaxel for HER2- breast cancer be removed from the U.S. label for this drug.
- ✓ Based on our internal model, we estimate that in 2009, this indication represented less than 5% of total global Avastin sales.
- ✓ On July 22, 2010 Genentech and Roche announced that they had filed with the FDA for approval of Avastin for second line treatment of HER2- breast cancer.

# Royalty Products - Herceptin

| Licensee | Product | Status | Indications |
|---|---|---|---|
| **Roche (Genentech)** | Avastin | Approved<br><br><br><br><br>sBLA<br>Phase 3 | Colorectal Cancer<br>NSCLC<br>Metastatic Renal Cell<br>Glioblastoma<br>Metastatic Breast HER2- 1st Line<br>Metastatic Breast HER2- 2nd Line<br>Ovarian Cancer<br>Gastric<br>Prostate Cancer<br>Adjuvant settings |
| | **Herceptin** | Approved | Breast HER2+ Cancer<br>HER2+ Stomach and Gastro-Esophageal cancers |
| | Lucentis | Approved<br>Approved<br>Phase 3 | AMD<br>RVO<br>DME |
| | Xolair | Approved<br>sBLA | Moderate-Severe Asthma<br>Pediatric Asthma |
| Ela | | | |
| Ro | | | |
| Pfiz | | | |

✓ On April 22, Genentech filed sBLA with FDA for first line treatment of HER2+ stomach or gastro-esophageal junction cancers.

- Expected PDUFA date is Friday, October 22, 2010.
- On January 28, Roche announced EU approval for the use of Herceptin first line treatment of HER-2+ stomach or gastro-esophageal junction cancers.

# Royalty Products - Lucentis

| Licensee | Product | Status | Indications |
| --- | --- | --- | --- |
| **Roche (Genentech)** | Avastin | Approved<br><br><br><br><br>sBLA<br>Phase 3 | Colorectal Cancer<br>NSCLC<br>Metastatic Renal Cell<br>Glioblastoma<br>Metastatic Breast HER2- 1st Line<br>Metastatic Breast HER2- 2nd Line<br>Ovarian Cancer<br>Gastric<br>Prostate Cancer<br>Adjuvant settings |
| | Herceptin | Approved | Breast HER2+ Cancer<br>HER2+ Stomach and Gastro-Esophageal cancers |
| | **Lucentis** | Approved<br>Approved<br>Phase 3 | AMD<br>RVO<br>DME |
| | Xolair | Approved<br>sBLA | Moderate-Severe Asthma<br>Pediatric Asthma |
| Elan | Tysabri | Approved | Multiple Sclerosis |
| Ro | | | |
| Pf | | | |

✓ On June 22, Genentech announced that FDA approved Lucentis for the treatment of macular edema following retinal vein occlusion (RVO).

# Royalty Products - Lucentis

| Licensee | Product | Status | Indications |
|---|---|---|---|
| **Roche (Genentech)** | Avastin | Approved | Colorectal Cancer |
| | **Lucentis** | Approved<br>Approved<br>Phase 3 | AMD<br>RVO<br>DME |
| | Xolair | Approved<br>sBLA | Moderate-Severe Asthma<br>Pediatric Asthma |
| Elan | Tysabri | Approved | Multiple Sclerosis |
| Roche (Chugai) | Actemra | Approved | Rheumatoid Arthritis |
| Pfizer (Wyeth) | Mylotarg | Approved | Acute Myeloid Leukemia |

- ✓ On April 27, NIH's National Eye Institute published data from a Phase 3 trial of laser therapy with or without Lucentis or a corticosteroid in patients with diabetic macular edema (DME) that showed eyes treated with Lucentis plus laser therapy had a significant improvement in the one-year best corrected visual acuity (BCVA) score from baseline vs. laser therapy alone ($p<0.001$).
- ✓ Given these results, many clinicians are expecting off-label use in this setting prior to approval.

# Royalty Products - Lucentis

- ✓ On May 24, Novartis and Genentech reported that Phase 3 trial investigating Lucentis with and without laser therapy as a treatment for diabetic macular edema met the primary endpoint of significantly improved best-corrected visual acuity (BCVA) score from baseline to 12 months vs. laser therapy alone ($p<0.0001$ for both).
- ✓ Specifically, Lucentis with and without laser therapy led to mean gains from baseline in BCVA score of 5.9 and 6.1 letters, respectively, vs. 0.8 letters for laser therapy alone.
- ✓ Additionally, 43% and 37% of patients treated with Lucentis with and without laser therapy, respectively, had improved vision by at least 10 letters on the study eye chart vs. 16% for laser therapy alone.

| Li | | | |
|---|---|---|---|
| R | | | |
| | | | HER2+ Stomach and Gastro-Esophageal cancers |
| | **Lucentis** | Approved<br>Approved<br>Phase 3 | AMD<br>RVO<br>DME |
| | Xolair | Approved<br>sBLA | Moderate-Severe Asthma<br>Pediatric Asthma |
| Elan | Tysabri | Approved | Multiple Sclerosis |
| Roche (Chugai) | Actemra | Approved | Rheumatoid Arthritis |
| Pfizer (Wyeth) | Mylotarg | Approved | Acute Myeloid Leukemia |

# Royalty Products - Xolair

| Licensee | Product | Status | Indications |
|---|---|---|---|
| **Roche (Genentech)** | Avastin | Approved | Colorectal Cancer<br>NSCLC |
| | Lucentis | Approved<br>Approved<br>Phase 3 | AMD<br>RVO<br>DME |
| | **Xolair** | Approved<br>sBLA | Moderate-Severe Asthma<br>Pediatric Asthma |
| Elan | Tysabri | Approved | Multiple Sclerosis |
| Roche (Chugai) | Actemra | Approved | Rheumatoid Arthritis |
| Pfizer (Wyeth) | Mylotarg | Approved | Acute Myeloid Leukemia |

- ✓ Genentech and its ex-US partner, Novartis, reported that a Phase 3b study of Xolair for subcutaneous use compared with placebo as add-on therapy in patients ages 12 to 75 years with inadequately controlled moderate-to-severe persistent allergic asthma met the primary efficacy endpoint by achieving a significant reduction in the rate of asthma exacerbations at 48 weeks compared to patients receiving placebo (0.66 vs. 0.88, p = 0.006).
- ✓ Modest expansion of the currently approved uses.

# Royalty Products - Tysabri

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Avastin | Approved<br><br><br><br><br>sBLA | Colorectal Cancer<br>NSCLC<br>Metastatic Renal Cell<br>Glioblastoma<br>Metastatic Breast HER2- 1st Line<br>Metastatic Breast HER2- 2nd Line |
| | Lucentis | Approved<br>Approved<br>Phase 3 | AMD<br>RVO<br>DME |
| | Xolair | Approved<br>sBLA | Moderate-Severe Asthma<br>Pediatric Asthma |
| **Elan** | **Tysabri** | Approved | Multiple Sclerosis |
| Roche (Chugai) | Actemra | Approved | Rheumatoid Arthritis |
| Pfizer (Wyeth) | Mylotarg | Approved | Acute Myeloid Leukemia |

- ✓ On April 8, Biogen Idec initiated Phase 2 study to measure the correlation of JCV antibody positivity and development of PML.
  - Data is expected in 2H-2010.
- ✓ Biogen Idec disclosed that the total number of PML brain infection in MS patients is 58.

# Royalty Products - Actemra

- ✓ On April 23, Roche announced that RoACTEMRA has received a recommendation for approval from the European Medicines Agency to extend its indication to reduce the rate of progression of joint damage and improve physical function in patients with rheumatoid arthritis (RA), when given in combination with methotrexate.
- ✓ On March 16, Genentech announced that sBLA had been submitted to FDA to include claims for the prevention of structural joint damage (as assessed by radiograph) and improvement in physical function in adults with moderately to severely active RA.
- ✓ On June 18, Roche reported Phase 3 data in patient with systemic juvenile idiopathic arthritis (sJIA) that showed, following three months of treatment, 85 percent of patients achieved 30 percent improvement in symptoms of sJIA and absence of fever, compared to 24 percent of patients receiving placebo, and that 70 percent achieved ACR70 and 37 percent achieved ACR90.

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Elan | Tysabri | Approved | Multiple Sclerosis |
| **Roche (Chugai)** | **Actemra** | Approved | Rheumatoid Arthritis |
| Pfizer (Wyeth) | Mylotarg | Approved | Acute Myeloid Leukemia |

# Royalty Products - Mylotarg

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Avastin | Approved | Colorectal Cancer<br>NSCLC<br>Metastatic Renal Cell<br>Glioblastoma<br>Metastatic Breast HER2- 1st Line |
| | Xolair | Approved<br>sBLA | Moderate-Severe Asthma<br>Pediatric Asthma |
| Elan | Tysabri | Approved | Multiple Sclerosis |
| Roche (Chugai) | Actemra | Approved | Rheumatoid Arthritis |
| **Pfizer (Wyeth)** | **Mylotarg** | Approved | Acute Myeloid Leukemia |

- ✓ On June 21, Pfizer announced the voluntary withdrawal from the U.S. market of Mylotarg for treatment of patients with acute myeloid leukemia.
- ✓ Pfizer took the action at the request of FDA after results from a mandated post-approval trial intended to confirm its clinical benefit raised new concerns about the product's safety and the drug failed to demonstrate clinical benefit to patients enrolled in trials.
- ✓ Pfizer is expected to have similar conversations with ex-US regulatory authorities in the coming months.
- ✓ Royalties on sales of Mylotarg are not material to PDL generating less than $2 million in 2009.

# Future Royalty Products – Development Stage

PDL BioPharma

# Future Royalty Products – T-DM1

| Licensee | Product | Status | Indications |
|---|---|---|---|
| **Roche (Genentech)** | **Trastuzumab-DM1** | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | Pertuzumab | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| Elan/J&J/Pfizer | Bapineuzumab | Phase 3 | Alzheimer's Disease |
| Lilly | Solanezumab | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| Merck | Datoluzumab | Phase 2 | Metastatic Colorectal Cancer |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | | | |

- ✓ On July 6, Roche announced that it has filed a BLA for third line treatment of metastatic HER2+ breast cancer.
- ✓ There is likely to be significant off-label use in second line when the drug is approved.

Licensed | Unlicensed

# Future Royalty Products - Ocrelizumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| **Roche (Genentech)** | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | **Ocrelizumab** | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | Pertuzumab | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| Elan/J&J/Pfizer | Bapineuzumab | Phase 3 | Alzheimer's Disease |
| Lilly | Solanezumab | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| Merck | Datoluzumab | Phase 2 | Metastatic Colorectal Cancer |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | Farletuzumab | Phase 3 | Ovarian Cancer |

- ✓ Roche and Biogen Idec announce their decision to discontinue the ocrelizumab clinical development program in patients with rheumatoid arthritis due to safety concerns because of higher rates of infection in treated patients.
- ✓ The companies are continuing Phase 2 studies in patients with relapsing remitting multiple sclerosis.

Licensed Unlicensed

# Future Royalty Products - Pertuzumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| **Roche (Genentech)** | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | **Pertuzumab** | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| Elan/J&J/Pfizer | Bapineuzumab | Phase 3 | Alzheimer's Disease |
| Lilly | Solanezumab | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| Merck | Datoluzumab | Phase 2 | Metastatic Colorectal Cancer |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | Farletuzumab | Phase 3 | Ovarian Cancer |

- ✓ In an open-label, international Phase1b/2 trial in 23 evaluable patients who have progressed on Herceptin-based treatment, DM1 plus pertuzumab produced 2 partial responses and 7 unconfirmed partial responses.
- ✓ Pertuzumab prevents dimerization of the HER1, HER2, HER3 and HER4.
- ✓ Phase 3 studying pertuzumab + Herceptin in metastatic HER2+ breast cancer initiated in late 2008.

Licensed | Unlicensed

# Future Royalty Products- Bapineuzumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | Pertuzumab | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| **Elan/J&J/Pfizer** | **Bapineuzumab** | Phase 3 | Alzheimer's Disease |
| Lilly | Solanezumab | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| Merck | Datoluzumab | Phase 2 | Metastatic Colorectal Cancer |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | Farletuzumab | Phase 3 | Ovarian Cancer |

- ✓ On February 26, results from Phase 2 study of 28 patients with Alzheimer's disease were reported in *Lancet Neurology* which showed 9% reduction in amyloid-beta deposits on the brain from a baseline in treated patients compared to a plaque increase of 15% in placebo patients.
- ✓ J&J anticipates the two North American pivotal studies of bapineuzumab will be completed with the last patient out in mid-2012.

Licensed | Unlicensed

# Future Royalty Products - Solanezumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | Pertuzumab | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| Elan/J&J/Pfizer | Bapineuzumab | Phase 3 | Alzheimer's Disease |
| **Lilly** | **Solanezumab** | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| Merck | Datoluzumab | Phase 2 | Metastatic Colorectal Cancer |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | Farletuzumab | Phase 3 | Ovarian Cancer |

- ✓ Enrollment in one of the Phase 3 studies of solaneuzumab has exceeded 50% while the second study is closing in on 50% enrollment.
- ✓ Data expected in mid-2012.

Licensed | Unlicensed

# Future Royalty Products - Datoluzumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | Pertuzumab | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| Elan/J&J/Pfizer | Bapineuzumab | Phase 3 | Alzheimer's Disease |
| Lilly | Solanezumab | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| **Merck** | **Datoluzumab** | Phase 2 | Metastatic Colorectal Cancer |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | Farletuzumab | Phase 3 | Ovarian Cancer |

- ✓ Datoluzumab is an anti-IGFr being studied for the treatment of metastatic colorectal cancer (Phase 2), luminal B breast cancer (Phase 2), non-small cell lung cancer (Phase 2), solid tumors (Phase 1) and multiple myeloma (Phase 1).
- ✓ Merck recently told investors that it intends to make a go/no go decision as to Phase 3 for colorectal cancer in 2010.

Licensed | Unlicensed

# Future Royalty Products - Lintuzumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | Pertuzumab | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| Elan/J&J/Pfizer | Bapineuzumab | Phase 3 | Alzheimer's Disease |
| Lilly | Solanezumab | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| Merck | Datoluzumab | Phase 2 | Metastatic Colorectal Cancer |
| **Seattle Genetics** | **Lintuzumab** | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | Farletuzumab | Phase 3 | Ovarian Cancer |

✓ Seattle Genetics expects to report data from these trials in late August to October timeframe.

Licensed / Unlicensed

# Future Royalty Products - Daclizumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | Pertuzumab | Phase 3 | Metastatic HER2+ Breast Cancer |
| Roche | Afutuzumab | Phase 3 | Chronic Lymphocytic Leukemia |
| Elan/J&J/Pfizer | Bapineuzumab | Phase 3 | Alzheimer's Disease |
| Lilly | Solanezumab | Phase 3 | Alzheimer's Disease |
| | Teplizumab | Phase 3 | Newly Diagnosed Type 1 Diabetes |
| Merck | Datoluzumab | Phase 2 | Metastatic Colorectal Cancer |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| **Abbott/Biogen Idec** | **Daclizumab** | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| Eisai | Farletuzumab | Phase 3 | Ovarian Cancer |

✓ On May 24, Abbott and Biogen Idec announced enrollment of the first patient in their 1,500 patient Phase 3 trial investigating daclizumab for the treatment of relapsing remitting multiple sclerosis.

Licensed Unlicensed

# Future Royalty Products - Farletuzumab

| Licensee | Product | Status | Indications |
|---|---|---|---|
| Roche (Genentech) | Trastuzumab-DM1 | Phase 2 & 3 | Breast HER2+ Cancer |
| | Ocrelizumab | Phase 2b | Relapsing Remitting Multiple Sclerosis |
| | | | |
| Ro | | | |
| Ela | | | |
| Lilly | | | |
| | | | |
| Me | | | |
| Seattle Genetics | Lintuzumab | Phase 2/3 | Acute Myeloid Leukemia |
| Abbott/Biogen Idec | Daclizumab | Phase 3 | Relapsing Remitting Multiple Sclerosis |
| **Eisai** | **Farletuzumab** | Phase 3 | Ovarian Cancer |

✓Final data from a Phase 2 study of Farletuzumab was presented on June 6 at ASCO meeting, in a presentation titled, "Efficacy and safety of farletuzumab, a humanized monoclonal antibody to folate receptor alpha, in platinum-sensitive relapsed ovarian cancer subjects: Final data from a multicenter Phase 2 study."

✓Eisai is conducting worldwide Phase 3 trial in 900 patients who have relapsed after initial treatment for ovarian cancer – second line therapy.

Licensed | Unlicensed

# Legal Matters

PDL BioPharma

# Legal Matters

- **MedImmune**
  - In 2008, MEDI initiated litigation seeking declaratory judgment of patent invalidity and non-infringement and a lower royalty rate based on its "most favored licensee" (MFL) rights
    - PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
  - PDL is suing MEDI for:
    - Breach of contract for recovery of underpayments
    - Patent infringement because PDL has cancelled MEDI's license agreement due to its failure to pay all royalties due
    - MedImmune also blocked PDL's exercise of its audit rights
  - Single claim in MEDI litigation does not cover Genentech/Roche products
  - Trial in January 2011
- **US Patent Interference**
  - US Patent Office has declared two interference proceedings between certain claims of Queen et al. patents and pending claims of Adair et al. patent
- **European Patent Office Opposition**
  - In 2003, EPO ordered review of certain claims which were upheld in 2007
  - Three parties have appealed that determination

# Optimizing Stockholder Return

PDL BioPharma

# Optimizing Stockholder Return

- **Continuously evaluating alternatives:**
  - Dividends
  - Purchase of commercial stage, royalty generating assets
  - Convertible note buyback / restructure
    - *In Q2-2010, bought back $84 million of the 2023 Notes which reduces EPS dilution by 15 million shares*
  - Share repurchase
  - Company sale
  - Do not expect to securitize any more assets in 2010

PDL BioPharma

# High Dividend Yield with Upside Optionality

- **Inventory on hand at Queen et al. patent expiry 12/2014**
- **Change in manufacturing US / ex-US mix for Roche/Genentech resulting in higher average royalty rates**
- **New Phase 2/3 indications with existing commercial products**
- **Phase 2/3 pipeline products**
  - Trastuzumab-DM1(HER 2+ metastatic breast cancer)
  - Solanezumab (Alzheimer's disease)
  - Bapineuzumab (Alzheimer's disease)
  - Teplizumab (newly diagnosed Type 1 Diabetes)
- **New product licenses**
  - Genentech exercised 4 options in December 2008
  - New licensees
- **Purchase new, high-yielding royalty assets**

PDL BioPharma

# Investment Rationale

- **Strong revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and purchase of new royalty assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity - volume averages 3 million shares / day**
- **Return to stockholders**
  - Declared three special cash dividends totaling $2.67/share in 2009
  - Paid special cash dividend of $0.50/share on April 1st
  - Will pay special cash dividend of $0.50/share on October 1st

PDL BioPharma